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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 14, 2000

                                DBT ONLINE, INC.
             (Exact Name of Registrant as Specified in its Charter)


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                PENNSYLVANIA                                 001-13333                                85-0439411
(State or other jurisdiction of incorporation)        (Commission File Number)           (IRS Employer Identification Number)
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                              5550 W. FLAMINGO RD.
                                   SUITE B-5
                              LAS VEGAS, NV 89103
          (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (702) 257-1112


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events

              On February 14, 2000, ChoicePoint Inc., a Georgia corporation ("ChoicePoint"), executed a definitive agreement in which ChoicePoint agreed to acquire all of the outstanding capital stock of DBT Online, Inc., a Pennsylvania corporation ("DBT"), in a merger transaction (the "Merger") pursuant to the terms of a Merger Agreement, by and among, ChoicePoint, ChoicePoint Acquisition Corporation, a Pennsylvania corporation and a wholly owned subsidiary of ChoicePoint ("Merger Sub"), and DBT (the "Merger Agreement"). In the Merger, Merger Sub will be merged with and into DBT with DBT surviving such merger. The transaction is subject to, among other things, the parties securing necessary regulatory review and shareholder approval and is expected to be effective sometime in the second quarter of this year. The transaction will be accounted for as a pooling of interests.

              ChoicePoint is a leading provider of decision-making intelligence to businesses and government agencies. Through the identification, retrieval, storage, analysis and delivery of data, the company serves the information needs of the property and casualty insurance market, the life and health market, and the business and government markets, including Fortune 1000 corporations, asset-based lenders and professional service providers, and local, state and federal governments.

              DBT is a leading nationwide provider of organized online public records data and other information. DBT believes that its database is one of the country's largest depositories of public records and other public information, containing more than 6 billion records and more than 27 terabytes of data storage capacity. DBT's customers use its online information services to detect fraudulent activity, assist law enforcement efforts, locate people and assets, and verify information and identities, as well as many other purposes.

              Attached hereto and incorporated herein by reference are the Merger Agreement and a joint press release of ChoicePoint and DBT dated February 14, 2000.
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Item 7.  Financial Statements and Exhibits.

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Exhibit No.
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         2.1      Agreement and Plan of Merger by and among ChoicePoint Inc.,
                  ChoicePoint Acquisition Corporation and DBT Online, Inc., dated as of February 14, 2000. The Exhibits and Disclosure Letters are referenced throughout the Merger Agreement and are hereby incorporated by reference. Such Exhibits and Disclosure Letters have been omitted for purposes of this filing, but will be furnished supplementally to the Commission upon request.

         99.1 Text of the Joint Press Release of ChoicePoint Inc. and DBT Online, Inc., dated February 14, 2000.
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                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:    February 15, 2000


                                DBT ONLINE, INC.


                                By:   /s/ J. Henry Muetterties
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                                   Name:  J. Henry Muetterties
                                   Title: Vice President, General Counsel
                                          and Secretary


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                                  EXHIBIT INDEX

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Exhibit
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         2.1      Agreement and Plan of Merger by and among ChoicePoint Inc.,
                  ChoicePoint Acquisition Corporation and DBT Online, Inc., dated as of February 14, 2000. The Exhibits and Disclosure Letters are referenced throughout the Merger Agreement and are hereby incorporated by reference. Such Exhibits and Disclosure Letters have been omitted for purposes of this filing, but will be furnished supplementally to the Commission upon request.

         99.1 Text of the Joint Press Release of ChoicePoint Inc. and DBT Online, Inc., dated February 14, 2000.
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